                                                                    EXHIBIT 99.1

                          CONSULTING, ASSIGNMENT AND
                     TECHNOLOGY USE RESTRICTION AGREEMENT

     This Consulting, Assignment and Technology Use Restriction Agreement (the "Agreement") is entered into by and between IKOS Systems, Inc., a Delaware corporation with a principal place of business at 19050 Pruneridge Avenue, Cupertino, CA 95014 ("IKOS") and Ajoy Bose and Sunil Jain (collectively, the "Principals") as of May 12, 1998 (the "Effective Date").

                                   RECITALS

     A. Pursuant to that certain Technology Purchase Agreement (the "Purchase Agreement") dated as of an even date between Interra, Inc., a Delaware corporation ("Interra") and IKOS, Interra will sell and transfer to IKOS certain proprietary software technologies as further described in Exhibit A of the
                                                          ---------
Purchase Agreement and the related technology, including know-how, design rules, trade secrets, inventions (whether or not patentable), algorithms, routines, files, databases, works of authorship, processes, devices and documentation thereto (the "Technology") and IKOS will grant Interra rights as to such Technology.

     B. The Principals serve as President and Vice-President, respectively, of Interra and have substantial knowledge and expertise in the areas of electronic design automation, video and audio compression and other software and electronic design businesses, as well as knowledge and expertise in acquiring and establishing operations in these businesses in India;

     C. IKOS and the Principals acknowledge that it would be detrimental to IKOS if the Principals compete with IKOS following the Closing Date of the Purchase Agreement.

     D. The Principals have certain rights to acquire Delsoft India Private Ltd., and Indian corporation ("Delsoft") under an agreement dated as of March 5, 1997 (the "Delsoft Agreement") between the Principals and Delsoft; and

     E. IKOS desires to acquire the Delsoft Business and to compensate the Principals for their services as consultants and to obtain their continued cooperation in the further development of the business organization in India.

     NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

Unless defined herein, defined terms shall have the meaning given to them in the Purchase

Agreement.

     1.1 "Business" shall mean the development and manufacture of hardware and software systems for the verification of integrated circuits.

     1.2 "Delsoft Business" shall mean the assets related to the EDA business owned by Delsoft and acquired by IKOS as set forth in that certain Bill of Sale and Work Force Transfer Agreement between Delsoft and IKOS India Private Limited.

     1.3 "Reserved Field" shall mean applications for digital logic simulation, emulation, and hardware acceleration for the verification of integrated circuits.

     1.4 "IKOS' Competitors" shall mean direct competitors of IKOS in the Reserved Field as of the Effective Date of this Agreement as listed on Schedule
1.6 to the Purchase Agreement.

     1.5 "Restricted Software" shall mean the "RTL Compiler-Verilog" software currently in production and the "RTL Compiler-VHDL" software currently under development by Interra and marked as such on Exhibit A to the Purchase
                                             ---------
Agreement.


                                  ARTICLE II

                  Obligations and Services of the Principals
                  ------------------------------------------

     2.1  Acquiring and Establishing India Operations.  The Principals have
          -------------------------------------------
provided advice and assistance to IKOS in connection with the acquisition and establishment of business operations in India. Their services have included (i) advice on how to establish and operate a strategic research and development business unit in India, (ii) the identification and introduction of a suitable acquisition target (Delsoft), (iii) the negotiation of an acquisition agreement between IKOS and Delsoft, (iv) assistance in obtaining regulatory approval in India for the acquisition, and (v) assistance in attracting and retaining the approximately 50 highly skilled engineers who work for Delsoft and in structuring programs to attract and retain future engineers.

     2.2  Transfer of Rights.  The Principals hereby assign and transfer to IKOS
          ------------------
pursuant to that certain Delsoft Agreement the rights, obligations and interest necessary to acquire the Delsoft Business.

     2.3  Technology Use Restriction.
          --------------------------

          (a) The parties understand and agree that this Agreement is entered into in connection with the Purchase Agreement. The parties further understand and agree that the Principals are key and significant members of Interra, own a significant number of shares of Interra and that the consummation of the Purchase Agreement is contingent upon the parties entering into this Agreement, including this technology use restriction provision. IKOS and the Principals further acknowledge that IKOS and Interra following the Closing Date of the Purchase Agreement will continue to conduct their respective businesses. The parties expressly acknowledge and agree that the technology use restrictions contained in this Agreement are permissible and enforceable pursuant to the provisions of applicable law.

          (b) During the period commencing on the Effective Date of this Agreement and ending three (3) years thereafter, the Principals may not (i) incorporate the Technology in Stand Alone Products in the Reserved Field; (ii) incorporate the Restricted Software in Service Products for license and distribution to or for IKOS's Competitors for use in the Reserved Field; (iii) sublicense the Restricted Software to Distributors or End Users who are IKOS' Competitors for use in the Reserved Field; or (iv) provide services that exclusively rely on IKOS' products in the Reserved Field to IKOS' customers.

          (c) The Principals' obligations under this Section 2.3 shall terminate if IKOS, or any entity deriving title to its goodwill or shares or pursuant to a change of control, ceases to carry on a like Business therein.


                                  ARTICLE III

     Representations and Warranties and Covenant.  The Principals, severally and
     -------------------------------------------
not jointly, hereby represent and warrant to IKOS:

     3.1  Power.  The Principals have complete and unrestricted power and the
          -----
unqualified legal right, capacity and authority to execute, deliver and perform this Agreement, and to sell, convey, assign and transfer the rights to acquire the Delsoft Business pursuant to the Delsoft Agreement attached hereto as Exhibit A.
---------

     3.2  Authority.  All authorizations necessary on the part of the Principals
          ---------
to effect the (i) provision of consulting services, (ii) transfer and assignment of the rights to acquire the Delsoft Business and (iii) covenant regarding the technology use restrictions has been or shall have been taken on or before the Effective Date. The Agreement is a valid and binding obligation of the Principals, enforceable against the Principals in accordance with its terms except as limited by applicable bankruptcy, insolvency, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies.

     3.3.  No Conflict.  Neither the execution and delivery of this Agreement
           -----------
nor compliance by the Principals with any provision hereof will conflict with, result in a breach or violation or constitute a default under any agreement that the Principals have with Interra or any other third party. The Principals are not required to obtain any authorization, consent, approval or waiver from any governmental authority, Interra, or any other third party.

     3.4  Accuracy of Documents and Information.  The copies of all instruments,
          -------------------------------------
agreements, other documents and written information set forth as, or referenced in this Agreement or specifically required to be furnished pursuant to the Agreeement to IKOS by the Principals are complete and correct in all material respects. No representations or warranties made by the Principals in this Agreement, nor any document, written information, or statement furnished directly to IKOS pursuant to Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements or facts contained therein not misleading.

     3.5  Retention.  The average number of Delsoft engineers employed by IKOS
          ---------
India Private Limited during any six month period shall not be less than forty
(40) (the "Threshold Number"); provided, however (i) that IKOS shall continue an active and competitive compensation program and (ii) that there not be a substantial change in the operations of IKOS India Private Limited or in the nature or quality of work assignments of such engineers. This Section 3.5 shall terminate in the event of a change in control of IKOS or IKOS India Private Limited where the successor company does not continue the operations of IKOS India Private Limited in a manner substantially similar in practice prior to the change in control.

                                  ARTICLE IV

                                    Payment
                                    -------

     4.1  Payment.  Subject to Section 4.2, IKOS will pay to the Principals an
          -------
aggregate amount of Two Million Five Hundred Thousand dollars ($2,500,000) as consideration for: (i) a success fee to the acquisition of Delsoft operations and the establishment of IKOS's Indian research and development operations, (ii) the transfer to IKOS of the Principals' rights to acquire the Delsoft Business, and (iii) the acceptance of the restrictions set forth in Section 2.3. Payment of the Purchase Price, minus the Holdback (as hereinafter defined), will be made in cash on the Effective Date and will be allocated between the Principals as follows: Ajoy Bose shall receive One Million Five Hundred Ten Thousand ($1,510,000) and Sunil Jain shall receive Four Hundred Eighty Thousand ($480,000.00).

     4.2  Holdback.  Of the Purchase Price, Five Hundred Ten Thousand
          --------
($510,000.00) will be held as a holdback (the "Holdback") as security for the technology use restriction covenant in Section 2.3 of Article II and the representations and warranties and covenant made by the Principals in Article III, subject to the limitation set forth in Section 4.4, for a period of eighteen (18) months after the Effective Date. The Holdback shall be payable to the Principals in cash or IKOS Common Stock at IKOS's sole election, and shall be released as follows: (i) One Hundred Seventy Thousand ($170,000.00) on the six (6) month anniversary of the Effective Date; (ii) One Hundred Seventy Thousand ($170,000.00) on the twelve (12) month anniversary of the Effective Date; and (iii) One Hundred Seventy Thousand ($170,000.00) on the eighteen (18) month anniversary of the Effective Date (each, a "Release Date"); provided, however, that should IKOS elect to pay any portion of the Holdback in IKOS Common Stock, (i) the Principals
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shall confirm in writing its suitability to receive such shares by means of an
Investor Representation Letter in the form attached hereto as Exhibit B; (ii)
                                                              ---------
the IKOS Common Stock shall be listed and traded on a national stock exchange;
(iii) the average daily trading volume of the IKOS Common Stock for the 30 days prior to the Release Date shall not be less than 7,000 shares per day; (iv) the average closing price of the IKOS Common Stock for the five days prior to, but not including, the Release Date shall not be less than $5.00 per share; (v) IKOS shall have complied with all of its filing requirements with the Securities and Exchange Commission for the year prior to the Release Date; and (vi) the IKOS Common Stock shall be valued at the average closing price of the IKOS Common Stock for the five (5) business days prior to, but not including, the Release Date. The amounts paid upon each Release Date shall be allocated between the Principals as follows: Ajoy Bose shall receive One Hundred Thirty Thousand ($130,000.00) and Sunil Jain shall receive Forty Thousand ($40,000.00).

     4.3  Required Registration.  Should IKOS elect to pay the Holdback, or any
          ---------------------
portion thereof, in IKOS Common Stock, IKOS shall file on or before each such Release Date a registration statement in the form attached hereto as Exhibit C
                                                                     ---------
relating to such shares of IKOS Common Stock issuable on such Release Date. If a valid registration statement is not effective on or before such Release Date, then IKOS shall pay interest on the portion of the Holdback scheduled to be released at the rate of 6% APR from such Release Date up to a maximum of 30 days. If a valid registration statement is not effective within 30 days after such Release Date (the "Payment Date"), then the Principals will have the right to demand and IKOS will be required to pay the payment plus interest then due in cash on the Payment Date. With respect to IKOS' obligation to file registration statements hereunder, the Principals' sole and exclusive remedy shall be the demand of and receipt of payment of the amount(s) due in cash.

     4.4  Limitation to the Holdback.  The parties agree that in the event that
          --------------------------
the average number of engineers fall below the Threshold Number, IKOS shall not withhold the full amount of the Holdback subject to the Release Date upon such occurrence. IKOS shall make a good faith assessment as to the direct damages to IKOS for each engineer that falls below the Threshold Number and deduct such amount from the Holdback (the "Damages"). The Holdback, minus the Damages, shall be delivered to the Principals on the Release Date. Should the Principals dispute the Damages, the parties shall agree to select an arbitrator to make a final and binding determination of the Damages in accordance with Section 6.5 herein.

                                   ARTICLE V

    Survival of Representations, Warranties and Covenants; Indemnification.
    ----------------------------------------------------------------------

     5.1  Survival of Representations, Warranties and Covenants.  The
          -----------------------------------------------------
representations, warranties, agreements and covenants of the Principals contained in this Agreement shall survive the Effective Date for a period ending at midnight, PST, on the eighteen (18) month anniversary of the Effective Date and shall in no manner be limited by any investigation of the subject matter thereof made by or on behalf of either party or by the satisfaction of any condition to the

Closing. At the end of such period, all such agreements, covenants, representations or warranties by the Principals shall expire and be of no further force and effect; provided, however, that the Principals will remain liable thereafter to the extent one or more Claims (as defined in Section 19.2) shall have been asserted in writing by IKOS on or before the expiration of such period.

     5.2  Indemnification by the Principals. The Principals will defend,
          ---------------------------------
indemnify and hold harmless IKOS from and against any and all demands, claims, debts, damages, losses and liabilities (individually a "Claim" or collectively "Claims") which are asserted against, incurred by or imposed upon IKOS and which constitute, directly result from, or relate to (i) any failure of the Principals to perform or comply with the covenant in Section 2.3 of Article II set forth herein or (ii) the inaccuracy of any representation or the breach of any warranty made in Article III of this Agreement. The indemnification obligations set forth herein shall terminate as to any Claim (or any potential Claim by an appropriate party) not asserted by IKOS in writing prior to midnight, PST, on the eighteen (18) month anniversary of the Effective Date. The term "Claim" shall include, but not be limited to, any claim or action by any claimant, creditor, interest holder or other party in interest.

     5.3 The amounts for which IKOS may seek indemnification under this Article V shall extend to, and as used herein the term "Claim" shall include, reasonable attorneys' fees, reasonable accountants' fees, costs of litigation and other expenses reasonably incurred by IKOS in the investigation or defense of any claim asserted against IKOS and any amounts paid in settlement or compromise of any claim asserted against it, but only to the extent that the claim asserted is or would have been subject to the provisions of this Section 5.2.

     5.4  IKOS shall not have the right to be indemnified pursuant to this
Section 5.2 unless and until Claims made hereunder, individually or in aggregate, exceed $15,000. The Principals' obligations to indemnify IKOS hereunder shall be limited to the amount remaining under the Holdback.

     5.5 Any payment due to IKOS (or payable to IKOS) pursuant to a Claim shall be calculated net of any insurance recovery and tax benefits and then paid in the following order: (i) first by offset against the Holdback, and thereafter
(ii) by bank cashier's check or wire transfer but in no event in excess of the Holdback. Without limiting the other rights it may have, IKOS may, at its sole option, by notice to the Principals satisfy any amount due to IKOS pursuant to a Claim by withholding such amount from the Holdback.

     5.6 IKOS agrees to give the Principals prompt written notice of any event or assertion of which it has knowledge concerning any Claim as to which it may request indemnification hereunder. Any delay in giving a notice hereunder which does not materially prejudice the Principals shall not affect IKOS' right to indemnification hereunder. A notice shall state that IKOS has paid or accrued a Claim, identifying in reasonable detail the nature of the Claim, the date the Claim was paid or accrued and the nature of the inaccuracy, breach or other basis for indemnification. Each party will cooperate with the other in determining the validity of any such

Claim. The Principals shall make available to IKOS and its attorneys and accountants all records relating to the Claim and the parties agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper and adequate defense of such Claim if the Claim relates to a claim asserted by a third party. If the Claim relates to a claim asserted by a third party, IKOS shall control the defense or settlement of such Claim, including selection of counsel, and the Principals shall have the right at its expense the participate in the defense of any such Claim. In no event shall IKOS settle a Claim asserted by a third party without the prior written approval of the Principals, which approval shall not be unreasonably withheld or delayed (provided the IKOS shall not need the consent of the Principals if they shall fail to acknowledge responsibility for such Claim or shall fail to cooperate in the defense of any Claim asserted by a third party.)

    5.7  The indemnification obligations of the Principals under this Article
V shall continue in full force and effect as to any Claim as to which notice has been given pursuant to Section 6.9 until such Claim has been settled either by mutual agreement of the parties concerned, by arbitration in accordance with the provisions of this agreement or in the event of a Claim resulting from legal action by a third party, by the final arbitration award or final order, decree or judgment of a court of competent jurisdiction in the United States of America (the time for appeal having expired with no appeal having been take,). The right of IKOS to be indemnified under this Article V shall not limit, reduce or otherwise affect any other rights and remedies it may have with respect to the maters indemnified under this Agreement.

    5.8 IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES, INCLUDING ANY LOST PROFITS OR LOST SAVINGS REGARDLESS OF THE LEGAL THEORY ON WHICH A CLAIM MAY BE BASED, EVEN IF A PARTY OR ITS REPRESENTATIVE HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                                  ARTICLE VI

                                 Miscellaneous
                                 -------------


    6.1  Savings Clause.  If any restrictions set forth in Article II above is
         --------------
held to be unreasonable or unenforceable, then the Principals agree, and hereby submit, to the reduction and limitation of such prohibition to such field of business or period as shall be deemed reasonable.

    6.2  Successors, Assigns.  This Agreement shall be binding upon and shall
         -------------------
inure to the benefit of IKOS and its successors and assigns.

    6.3  Entire Agreement.  This Agreement constitutes the entire agreement
         ----------------
between IKOS and the Principals relating to the transactions contemplated herein. This Agreement supersedes and replaces any prior verbal or written agreements between the parties. This

Agreement may be amended or altered only in a writing signed by the President of IKOS and the Prinicpals.

     6.4  Applicable Law; Severability.  This Agreement shall be construed and
          ----------------------------
interpreted in accordance with the laws of the State of California without regard to conflicts of laws and principles. Each provision of this Agreement is severable from the others, and if any provision hereof shall be to any extent unenforceable it and the other provisions hereof shall continue to be enforceable to the full extent allowable, as if such offending provision had not been a part of this Agreement.

     6.5  Arbitration.  Any claim, dispute, or controversy arising out of or in
          -----------
connection with or relating to this Agreement or the breach or alleged breach thereof will be submitted by the parties to arbitration in Santa Clara County, California conducted by one arbitrator. The Principals and IKOS shall agree on the arbitrator, provided that if such parties cannot agree on such arbitrator, either the Principals or IKOS can request that Judicial Arbitration and Mediation Services ("JAMS") select the arbitrator. The arbitrator shall set a limited time period and establish procedures designed to reduce the cost and time for discovery while allowing the parties an opportunity, adequate in the sole judgment of the arbitrator, to discover relevant information from the opposing parties about the subject matter of the dispute. The decision of the arbitrator shall be written, shall be in accordance with JAMS rules, applicable law and with this Agreement, and shall be supported by written findings of fact and conclusion of law which shall set forth the basis for the decision of the arbitrator. The decision of the arbitrator as to the validity and amount of any Claim shall be binding and conclusive upon the parties to this Agreement. The award rendered by the arbitrators will include costs of arbitration, reasonable attorneys' fees, and reasonable costs for expert and other witnesses, and judgment on such award may be entered in any court having jurisdiction thereof. Nothing in this Agreement will be deemed as preventing either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the parties and the subject matter of the dispute.

     6.6  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be enforceable against the party actually executing such counterpart, and all of which together shall constitute one instrument.

     6.7  Facsimile Signatures.  Any signature page delivered by fax machine or
          --------------------
telecopy machine shall be binding to the same extent as an original signature page. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requests it.

     6.8  Waivers and Amendments.  No amendment, modification or waiver of the
          ----------------------
terms of this Agreement shall be binding unless reduced to writing and signed by the IKOS and the Principals.

     6.9  Notice.  In order to be effective, an notice or other communication
          ------
required or
permitted hereunder must be in writing and may be transmitted by messenger, delivery service, mail, telex, telegram, telecopy or cable:

      If to the Principals:        Ajoy Bose
                                   12624 Cheverly Court
                                   Saratoga, CA 95070

                                   Sunil Jain
                                   19902 Seagull Way
                                   Saratoga, CA 95070

     With a copy to:               Wilson Sonsini Goodrich & Rosati
                                   650 Page Mill Road
                                   Palo Alto, CA 94304-1050
                                   Attn: Michael J. Danaher, Esq.

      If to IKOS:                  IKOS Systems, Inc.
                                   19050 Pruneridge Ave.
                                   Cupertino, CA 95014

     With a copy to:               Gary Cary Ware & Freidenrich, LLP
                                   400 Hamilton Avenue
                                   Palo Alto, CA 94301-1825
                                   Attn: James M. Koshland, Esq.







                           [Signature pages follow]

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.


IKOS SYSTEMS, INC.                     PRINCIPALS
a Delaware corporation

By:  /s/ Joseph W. Rockom              /s/ Ajoy Bose
   --------------------------          --------------------------
                                       Ajoy Bose

Title: CFO
      -----------------------
                                       /s/ Sunil Jain
                                       --------------------------
                                       Sunil Jain